UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2014

Item 1. Report to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

ANNUAL REPORT

JUNE 30, 2014

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

33	Olstein Strategic
Opportunities Fund

58	Combined Notes to
Financial Statements

69	Report of Independent
Registered Public Accounting Firm

70	Additional Information

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4	Letter to Shareholders

17	Expense Example

19	Schedule of Investments

26	Statement of Assets
and Liabilities

28	Statement of Operations

29	Statements of Changes
in Net Assets

30	Financial Highlights

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OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2014, Class C shares of the Olstein All Cap Value Fund appreciated 21.74%, compared to total returns of 24.61% and 25.22% for the S&P 500® Index and the Russell 3000® Index, respectively.  For the quarter ended June 30, 2014, Class C shares of the Olstein All Cap Value Fund appreciated 3.39% compared to total returns of 5.23% and 4.87% for the S&P 500® Index and the Russell 3000® Index, respectively.

MARKET OUTLOOK

Despite a sharp contraction in the U.S. economy during the first quarter of the year, as well as rising global tensions due to armed conflict in Eastern Ukraine and in the Middle East, U.S. equity markets continued to chug along with the benchmark S&P 500® Index increasing 7.14% for the first six months of the year.  With the strong market run now five years old, some forecasters are warning investors of an imminent pull back or decline.  The ability to sell at market tops and buy at market bottoms is the dream of every portfolio manager, as the ability to perform this timing feat should produce meteoric investment returns.  Rather than engaging in what we believe is an unachievable and long-term failure strategy of seeking to time when to be in or out of the overall market, our strategy is to pay the right price for stocks of financially strong companies selling at a discount to our calculations of intrinsic value, and to sell stocks when they reach our calculation of intrinsic value.  Our proprietary intrinsic valuation method is based on looking behind the numbers of a company’s

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/2014, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 20.74%, 18.09%, and 5.29%, respectively.  Per the Fund’s prospectus dated 10/31/2013, the expense ratio for the Olstein All Cap Value Fund Class C was 2.31%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

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financial statements to determine a company’s normalized ability to generate and grow free cash flow.  If we cannot find companies to purchase at our required discount, we sit with cash until opportunities present themselves.  Thus, Olstein’s method of timing is company based, by which the Fund keeps cash until buying opportunities present themselves that offer the Fund an appropriate risk reward ratio and sells holdings when individual stocks reach our calculation of intrinsic value.  Thus, the magnitude by which a company’s stock price is below our calculation of a company’s intrinsic value (defined as the discount) determines the amount of our cash holdings.  In addition, we adjust the size of our positions according to the magnitude of a stock’s discount.  Hopefully, paying the right price for a stock and the ability to hold cash when individual stock prices are judged to be too high to buy, in combination with our commitment to selling fully valued securities, should help the Fund mitigate the impact of overall market declines on the Fund’s portfolio over time.

While many investors are nervous about what they believe is an imminent correction in equity markets or remain sidelined waiting for accelerated economic growth, we are continuing to apply our discipline by investing in the equity securities of companies with stable or growing free cash flow, whose real economic value we believe is unrecognized by the market (obscured by market uncertainty or overshadowed by temporary problems).  No methodology works all of the time but our objective is to be right over time.

OUR STRATEGY

We continue to seek and invest in companies that we believe have an ability to deliver long-term value to shareholders that we believe is not currently recognized by the market.  In 2014, we remain focused on three primary, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow even under tough economic circumstances; and (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders.  By prioritizing these factors, our portfolio consists of companies that should be positioned to compete more advantageously as economic growth accelerates.

Against an improving economic backdrop, we also continue to emphasize the quality of a company’s earnings in 2014.  By highlighting the quality of a company’s earnings, we seek to accomplish two objectives.  First, we assess the financial risk inherent in each investment opportunity before considering the potential for capital appreciation.  While many investors are obsessed with short-term market volatility, our primary concern is to avoid or mitigate permanent impairment of capital.  We believe our relentless focus on the quality of earnings provides a valuable tool for achieving that objective.

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Second, we identify those companies that we believe have focused their priorities during the economic recovery to establish the financial wherewithal and internal operating infrastructure to achieve a substantial strategic advantage for the acceleration of economic growth.

Our Leaders

The stocks which contributed positively to performance for the twelve month reporting period include: Harman International Industries, Incorporated, Legg Mason, Inc., Delta Air Lines, Inc., Spirit Airlines, Inc., and Apple Inc.  At the close of the fiscal year, the Fund continued to maintain a position in each of these holdings.

Our Laggards

Laggards during the twelve month reporting period include: Fairway Group Holdings Corp., Staples, Inc., Coach, Inc., Bed Bath & Beyond, Inc. and Teradata Corporation.  During the fiscal year, the Fund eliminated its holding in Fairway Group Holdings Corp., Staples, Inc. and Coach, Inc.  As of the close of the fiscal year, the Fund continued to hold Bed Bath & Beyond, Inc. and Teradata Corporation.  Despite Bed Bath & Beyond, Inc.’s recent weak stock performance caused by investor fear that internet-based retailers (particularly Amazon) would cause a permanent deterioration in sales, we believe Bed Bath & Beyond, Inc. can continue to grow its free cash flow, albeit at a slower growth rate.  The current stock price, in our opinion, discounts too pessimistic of a scenario in view of the fact that the company continues to generate more than sufficient free cash flow growth and we believe that growth should continue into the foreseeable future.  After the close of the fiscal year, the stock has rebounded on news that the company would undertake an aggressive $1.1 billion accelerated stock repurchase program.  Similarly, we believe investor sentiment has turned unduly negative on Teradata Corporation, (a long-time holding in the Fund since 2008), based on fears that newer technologies may effectively replace the company.  We believe newer technologies will, in fact, complement Teradata Corporation’s data warehousing and analytic capabilities in a growing market segment.

PORTFOLIO REVIEW

We continue to focus on how individual companies have adapted their expectations, strategic plans and operations to recent bumpy economic conditions, and how they have managed their assets to deliver future earnings to investors.  Our current portfolio consists of companies that, we believe, have a sustainable competitive operating advantage, discernible balance sheet strength and a management team that emphasizes decisions based on cost of

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capital calculations and deploys free cash flow to create shareholder value.  At June 30, 2014, the Olstein All Cap Value Fund portfolio consisted of 105 holdings with an average weighted market capitalization of $53.12 billion.

During the fiscal year, the Fund initiated positions in 34 companies and strategically added to positions in 13 companies.  Over the same time period, the Fund eliminated its holdings in 29 companies and strategically decreased its holdings in another 26 companies.  Positions initiated during the fiscal year include: ADT Corp., ANN INC., Aon PLC, AT&T Inc., The Bank of New York  Mellon Corporation, Comcast Corporation, Corning Incorporated, CVS Caremark Corporation, Dillard’s, Inc., Esterline Technologies Corporation, Fifth Third Bancorp, Fossil Group, Inc., The Greenbrier Companies, Inc., Intuitive Surgical, Inc., Invesco Ltd., Itron, Inc., Marsh & McLennan Companies, Inc., Masco Corporation, Medtronic, Inc., NOW Inc., Oracle Corporation, Parker-Hannifin Corporation, Ralph Lauren Corporation, Rock-Tenn Company, Sealed Air Corporation, Sensient Technologies Corporation, TE Connectivity Ltd., TRW Automotive Holdings Corp., UniFirst Corporation, UnitedHealth Group Incorporated, URS Corporation, Verizon Communications, Inc., WESCO International, Inc. and Whole Foods Market, Inc.  Positions eliminated during the past fiscal year include: Agilent Technologies, Inc., Alaska Air Group, Inc., Analog Devices, Inc., Apache Corporation, The Charles Schwab Corporation, City National Corporation, Coach, Inc., Constellation Brands, Inc., Covidien PLC, Cummins Inc., Diebold, Incorporated, Dover Corporation, Dr Pepper Snapple Group, Inc., Fairway Group Holdings Corp., FedEx Corp., Genuine Parts Company, Henry Schein, Inc., The J.M. Smucker Company, Korn/Ferry International, MasterCard, Inc., MICROS Systems, Inc., Microsemi Corporation, NCR Corporation, Pentair Ltd., Schlumberger Limited, Sonoco Products Company, Staples, Inc., Teradyne, Inc., Thor Industries, Inc. and The Timken Company.

BEING IN THE RIGHT PLACE AT THE RIGHT TIME

From its inception in 1995 through year-end 2013, approximately twenty six of the Olstein All Cap Value Fund’s holdings have been acquired by or merged with other companies.  Similarly, over the past nineteen years, numerous Fund holdings have attracted the attention of shareholder activists or private equity investors seeking to unlock value and increase the price of company shares.  As value investors who usually have to wait patiently for a company to improve operating results and for the market to ultimately recognize the value we see, these corporate actions not only come as a pleasant surprise, they often allow us to reach our value over a much shorter holding period.

During the first half of the year (and continuing into the first several weeks of July), the Fund has experienced an unusually high number of corporate

OLSTEIN ALL CAP VALUE FUND

actions affecting specific portfolio holdings.  From early-February through July 17, 2014, fourteen portfolio companies, representing approximately 16% of the Fund’s equity investments, were the subject of significant announcements.  These announcements have included five merger & acquisition (“M&A”) deals, two takeover offers, completion of a spinoff, a substantial and accelerated share repurchase plan, and five activist campaigns.  The companies affected by these announcements cover a range of industries and sectors, and include: PepsiCo, Inc., Sensient Technologies Corporation, ANN INC., Zimmer Holdings, Inc., National Oilwell Varco, Inc., Express, Inc., Covidien PLC, MICROS Systems, Inc., PetSmart, Inc., TRW Automotive Holdings Corp., URS Corporation, International Game Technology and Bed Bath & Beyond, Inc.  Since our investment process does not seek to determine the exact timing of a potential catalyst or when the market is likely to react positively to strategic alternatives that we believe could improve a company’s prospects, the extraordinary number of favorable events over a six-month period warrants further examination as well as identification of other trends and factors that may have affected the fortunes of these holdings.

Two such trends that we have discussed at length in previous shareholder letters include the sharp increase in both M&A activity and shareholder activist campaigns in the last few years.  With the announcement of five definitive merger agreements and two additional acquisition offers during the first half of 2014, the Fund has benefited from the surge in M&A activity.  According to FactSet Research, “aggregate deal value during the first half of 2014 was $908 billion, which is only topped by the $961.8 billion spent in the first half of 2007”1.  Yet unlike previous M&A booms which occurred at market peaks in 2000 and 2007, the current surge in merger activity is being driven by the low cost of debt, large cash balances on corporate balance sheets, and the sluggish rate of economic recovery.

According to a recent survey of over 1,000 M&A professionals at U.S. corporations, private equity firms and investment banks conducted by accounting firm KPMG, 41% of respondents cited either large cash reserves or the availability of credit on favorable terms as factors most likely to facilitate deal activity in 2014 .  Further in the survey, when asked if their companies’ deal motivation has changed in the past two years, several respondents said that they were focusing less on cost cutting and more on growth.  In fact, 57% of respondents in the KPMG survey cited a growth initiative as the primary reason for motivating deals in 20142.  This same rationale – the desire for growth – has motivated the definitive acquisition of five of the Fund’s holdings over the past six months.
____________
1 Source:  US M&A News and Trends, FactSet Research Systems Inc., July 2014.
2 Source:  2014 M&A Outlook Survey Report, KPMG, December 2013.

OLSTEIN ALL CAP VALUE FUND

Likewise, with five activist situations in the portfolio grabbing headlines, the Fund has also benefited from the increase in shareholder activist activity over the past several years.  According to McKinsey & Company, shareholder activists have initiated “an average of 240 campaigns in each of the past three years – more than double the number a decade ago”3.  This rate of shareholder activist activity has continued into 2014, as activists have launched 148 public campaigns during the first six months of the year according to FactSet Research.

McKinsey cites, from its analysis of 400 activist campaigns (out of 1,400 launched targeting U.S. companies over the past decade), that fundamental under-performance is the most likely reason to trigger an activist investor.  Most often, activists focus on a company’s underperformance relative to industry peers, rather than absolute declines in performance and react specifically to “shareholder returns that have significantly lagged the industry in the previous two years, anemic revenue growth and a growing gap in margins relative to peers”3.  This finding echoes our long-standing focus on investing in companies whose real economic value is unrecognized by the market or overshadowed by what we believe to be temporary problems.  McKinsey’s finding also brings to mind our detailed discussion of investing in corporate turnarounds in the December 31, 2006 Letter to Shareholders, Investing in Corporate Turnarounds.

APPROACHING INVESTMENT OPPORTUNITIES
WITH THE MINDSET OF PRIVATE INVESTORS

When reviewing our investment theses for portfolio holdings affected by recent corporate actions, we note that most of these fourteen companies share several common factors, including a unique product or service niche, competitive strength, clean capital structure and, most importantly, an ability to generate sustainable free cash flow.  Understanding and assessing these factors has always been an integral part of our initial and in-depth company analysis and determines the inputs for our valuation analysis.  It is through our extensive accounting based looking behind the numbers of financial statements company valuation process (which we discussed at length in our September 30, 2009 Letter to Shareholders, Evolution of an Investment – From Idea to Portfolio Holding) that we approach a potential portfolio holding in much the same manner as a private equity investor or financial buyer (an acquirer).  The similarity of our approach to private investors, especially regarding valuations, is, in our opinion, one of the primary reasons so many of our current holdings have been targeted by private equity investors, corporate acquirers and shareholder activists.
____________
3 Source:  Preparing for Bigger, Bolder Shareholder Activists, McKinsey & Company, March 2014.

OLSTEIN ALL CAP VALUE FUND

Through our Operating Earnings/Leveraged Buyout (“LBO”) Valuation Method, we analyze the value of a business from the viewpoint of a ‘financial buyer’ – a buyer who expects all investment returns to come from future operations of the business.  When using this method to value a company, we assume that we are buying the company through a leveraged buyout.  Our analysis assumes that we must borrow the entire amount to acquire the company at existing junk bond rates, which must then be paid from the acquired company’s cash flow.  It is extremely important to note that the value a financial buyer would pay for an LBO is closely tied to the potential buyer’s expectation of sales growth rates, their ability to improve operating margins and/or working capital levels, the ability to reduce capital expenditures without negatively affecting the business and its ability to generate higher levels of free cash flow.  In essence, we are functioning as private equity investors who own small pieces of companies (thus do not have to pay a premium), who later become the prey of private equity investors seeking to take over the entire company (usually paying a buyout premium) and maximize results via previously identified strategic alternatives.

Similar to a private buyer, once we determine the value of a company based on our estimates of normalized free cash flow, we test our range of valuations against current market reality and the company’s historical earnings performance.  We further test our valuations through extensive scenario analysis – best case, worst case, likely case – assigning probabilities to different scenarios to assess the company’s true potential for capital appreciation over our expected holding period, (2-3 years) which, like a private equity investor, is usually much longer than that of the momentum investors typically found in today’s market.

THE IMPORTANCE OF FREE CASH FLOW YIELD

An important metric for acquirers, private investors and shareholder activists when considering an investment opportunity is free cash flow yield.  In simple terms, free cash flow yield is a company’s total free cash flow divided by its market capitalization (or its free cash flow per share divided by its price per share).  More importantly, if an investor believes as we do that a company’s free cash flow is the primary determinant of its value as an ongoing enterprise, then free cash flow yield provides a practical measure of expected future returns.  We believe that a company with a free cash flow yield well above the risk-free rate of return (three- and five-year U.S. Treasuries are currently providing yields of 0.98% and 1.68%, respectively, per Bloomberg as of July 25, 2014) combined with a demonstrated ability to either reinvest excess cash at higher rates of return than the risk free rate, or use that excess cash to enhance shareholder value should prove to be a superior, high-quality investment over time.

OLSTEIN ALL CAP VALUE FUND

Free cash flow is reported earnings minus capital expenditures plus depreciation and amortization plus or minus changes in working capital.  More importantly to both acquirers and activists, free cash flow is a specific concept that allows them to determine the true amount of cash available for discretionary use to enhance the company’s value or to distribute to new owners.

While cash flow yield may indicate a significant potential for capital appreciation, assessing how management has historically used free cash flow to benefit shareholders becomes a critical part of our analysis.  We assess our investment as if we own 100% of a company and determine whether management has consistently used free cash flow to improve the company’s financial strength by improving the balance sheet and/or reducing debt levels.  We also determine if management has a proven track record of reinvesting in the business at suitable rates of return on investment, or returning free cash to investors through increased dividends or share buybacks.  In turn, our assessment of management on these points provides an invaluable context for our valuation models.

Free cash flow is the lifeblood of a business.  Companies that generate excess cash flow have the potential to enhance shareholder value by increasing dividend payments, repurchasing company shares, reducing outstanding debt and engaging in strategic acquisitions or attracting the attention of a strategic acquirer.  It also provides an insurance policy against making short-term decisions not in the long-term interest of the company during periods of temporary problems or economic uncertainty.  For us, superior investment opportunities are found in companies that generate sustainable excess cash flow; that are led by management who use that excess cash in ways that will increase shareholder value; and that the Fund can purchase at a significant discount to our determination of their intrinsic value.  Free cash flow yield provides a valuable tool for helping identify and analyze such companies by providing a meaningful way, in an uncertain market environment, to contrast a company’s financial performance – its ability to produce a cash return that benefits shareholders – to the risk free rate.  We believe analysis on a company by company basis and not overall market sentiment should concern investors – what cash return an investor can expect to receive from owning the entire business and, whether or not, the return compensates an investor sufficiently in excess of the risk-free rate for the risk of investing in equities.  We are excited that long term value oriented private equity investors are pursuing with more vigor the types of investments that we have always specialized in as means to achieving the Fund’s primary investment objective of long-term capital appreciation.

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FINAL THOUGHTS

An extended period of strong market performance similar to what we have experienced since the historic lows of March 9, 2009, brings many investor worries and concerns to the forefront.  In one form or another, we have been asked over the past several months, “Is the market too bullish?”  “Isn’t the market overdue for a pullback or correction?”  Investors that have been on the sidelines avoiding equities since the last market meltdown wonder, “Have I missed the best returns?”  “Should I get back into the market or wait for a correction?”  Daily headlines cheering or jeering specific economic news (better-than-expected housing sales, lower-than-expected retail sales, disappointing jobs numbers, etc.) have a tendency to pull investors in two conflicting directions – either fueling bullish sentiment or increasing anxiety about what comes next.  In many cases, the extremely low returns offered by risk-free alternatives or remaining in cash only compound these worries.

While investors are wise to be wary of market risk, we believe that instead of making equity investment decisions based on market sentiment, the focus should be on identifying opportunities for meaningful capital appreciation presented by individual companies.  In this regard, we believe that the most important metric for identifying superior investment opportunities in an uncertain market is a company’s ability to generate sustainable free cash flow.

The Fund is invested in companies that, in our opinion, have the financial strength to ride out unfavorable short-term conditions while at the same time offering favorable long-term business prospects.  We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s investment objectives.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995.  (With dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	3/31/05	42,640
9/30/95	10,010	6/30/05	42,302
12/31/95	10,261	9/30/05	43,749
3/31/96	10,882	12/31/05	44,350
6/30/96	11,462	3/31/06	46,566
9/30/96	11,713	6/30/06	44,241
12/31/96	12,760	9/30/06	46,836
3/31/97	13,327	12/31/06	50,755
6/30/97	14,602	3/31/07	51,863
9/30/97	17,250	6/30/07	55,536
12/31/97	17,205	9/30/07	53,029
3/31/98	19,851	12/31/07	49,012
6/30/98	18,468	3/31/08	42,447
9/30/98	15,499	6/30/08	40,189
12/31/98	19,788	9/30/08	38,452
3/31/99	20,717	12/31/08	27,545
6/30/99	25,365	3/31/09	24,767
9/30/99	23,675	6/30/09	30,102
12/31/99	26,692	9/30/09	35,648
3/31/00	28,170	12/31/09	37,741
6/30/00	28,899	03/31/10	40,392
9/30/00	30,596	06/30/10	35,788
12/31/00	30,142	09/30/10	39,695
3/31/01	30,207	12/31/10	43,845
6/30/01	36,192	03/31/11	45,276
9/30/01	28,213	06/30/11	45,310
12/31/01	35,340	09/30/11	37,497
3/31/02	38,259	12/31/11	41,962
6/30/02	33,797	3/31/12	48,519
9/30/02	25,870	6/30/12	45,555
12/31/02	28,528	9/30/12	47,159
3/31/03	26,226	12/31/12	48,380
6/30/03	31,448	3/31/13	54,275
9/30/03	33,797	6/30/13	56,786
12/31/03	38,853	9/30/13	60,379
3/31/04	40,870	12/31/13	65,995
6/30/04	41,297	3/31/14	66,867
9/30/04	39,043	6/30/14	69,134
12/31/04	43,146

Details:
The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for

OLSTEIN ALL CAP VALUE FUND

the one-year, five-year, and ten-year periods ended 6/30/2014, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 20.74%, 18.09%, and 5.29%, respectively.  Per the Fund’s prospectus dated 10/31/2013, the expense ratio for the Olstein All Cap Value Fund Class C was 2.31%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the fund’s investment philosophy and are subject to change.  Do not make investments based on the securities referenced.

The Olstein Funds follow a value-oriented investment approach.  However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated.  Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. Equity market.  Investors cannot actually make investments in either index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. – Member FINRA

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Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/14.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Return
	1 Year	5 Year	10 Year	15 Year	Inception(4)
Olstein All Cap Value – Class C(1)	20.74%	18.09%	5.29%	6.91%	10.85%
Russell 3000® Index(2)	25.22%	19.33%	8.23%	5.03%	8.81%
S&P 500® Index(3)	24.61%	18.83%	7.78%	4.35%	8.68%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Fiscal Year End of 6/30/14.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Return
	1 Year	5 Year	10 Year	Inception(4)
Olstein All Cap Value – Adviser(1)	22.81%	19.02%	6.10%	8.05%
Russell 3000® Index(2)	25.22%	19.33%	8.23%	5.47%
S&P 500® Index(3)	24.61%	18.83%	7.78%	4.74%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses for each period and thus represents a “net return”.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of June 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 – June 30, 2014.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/14	6/30/14	1/1/14 – 6/30/14
Actual
Class C	$1,000.00	$1,047.60	$11.52
Adviser Class	$1,000.00	$1,052.60	$6.46

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.54	$11.33
Adviser Class	$1,000.00	$1,018.50	$6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 2.27% and 1.27% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2014

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2014

COMMON STOCKS – 91.8%

AEROSPACE & DEFENSE – 1.3%	Shares	Value
Esterline Technologies Corporation (a)	37,000	$4,259,440
United Technologies Corporation	43,000	4,964,350
		9,223,790

AIRLINES – 2.2%
Delta Air Lines, Inc.	186,000	7,201,920
Spirit Airlines, Inc. (a)	130,600	8,259,144
		15,461,064

AUTO COMPONENTS – 1.3%
Delphi Automotive PLC (b)	104,000	7,148,960
TRW Automotive Holdings Corp. (a)	23,800	2,130,576
		9,279,536

AUTO MANUFACTURERS – 1.1%
General Motors Company	203,000	7,368,900

BEVERAGES – 2.0%
The Coca-Cola Company	99,000	4,193,640
PepsiCo, Inc.	106,000	9,470,040
		13,663,680

BIOTECHNOLOGY – 0.7%
Charles River Laboratories International, Inc. (a)	89,000	4,763,280

BUILDING PRODUCTS – 0.6%
Masco Corporation	180,000	3,996,000

CAPITAL MARKETS – 1.3%
Legg Mason, Inc.	175,000	8,979,250

CHEMICALS – 2.2%
E. I. du Pont de Nemours & Company	150,000	9,816,000
Sensient Technologies Corporation	97,000	5,404,840
		15,220,840

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 91.8% – continued

COMMERCIAL BANKS – 4.6%	Shares	Value
The Bank of New York Mellon Corporation	213,000	$7,983,240
BB&T Corporation	211,000	8,319,730
Fifth Third Bancorp	249,000	5,316,150
U.S. Bancorp	232,000	10,050,240
		31,669,360

COMMERCIAL SERVICES & SUPPLIES – 3.5%
ABM Industries Incorporated	263,000	7,095,740
ADT Corp.	180,000	6,289,200
Avery Dennison Corporation	97,584	5,001,180
Towers Watson & Co. – Class A	51,000	5,315,730
		23,701,850

COMMUNICATIONS EQUIPMENT – 1.9%
Cisco Systems, Inc.	342,000	8,498,700
QUALCOMM Incorporated	57,000	4,514,400
		13,013,100

COMPUTERS & PERIPHERALS – 2.2%
Apple Inc.	64,000	5,947,520
Teradata Corporation (a)	228,000	9,165,600
		15,113,120

CONSTRUCTION & ENGINEERING – 1.0%
URS Corporation	155,000	7,106,750

CONSUMER FINANCE – 1.8%
American Express Company	55,000	5,217,850
Equifax Inc.	95,000	6,891,300
		12,109,150

CONTAINERS & PACKAGING – 1.3%
Rock-Tenn Company – Class A	42,000	4,434,780
Sealed Air Corporation	123,000	4,202,910
		8,637,690

DIVERSIFIED FINANCIAL SERVICES – 3.2%
Franklin Resources, Inc.	192,000	11,105,280
Invesco Ltd. (b)	279,000	10,532,250
		21,637,530

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 91.8% – continued

E-COMMERCE – 1.2%	Shares	Value
eBay Inc. (a)	164,000	$8,209,840

ELECTRICAL EQUIPMENT – 0.4%
ABB Ltd – ADR (b)	115,000	2,647,300

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.5%
Itron, Inc. (a)	140,466	5,695,896
TE Connectivity Ltd. (b)	73,000	4,514,320
		10,210,216

ENERGY EQUIPMENT & SERVICES – 0.8%
National Oilwell Varco, Inc.	66,000	5,435,100

FOOD & DRUG RETAILERS – 1.0%
CVS Caremark Corporation	92,000	6,934,040

FOOD PRODUCTS – 1.7%
Hormel Foods Corporation	74,000	3,651,900
Sysco Corporation	116,000	4,344,200
Whole Foods Market, Inc.	89,000	3,438,070
		11,434,170

HEALTH CARE EQUIPMENT & SUPPLIES – 7.6%
Baxter International Inc.	60,000	4,338,000
Becton, Dickinson and Company	54,000	6,388,200
CareFusion Corporation (a)	154,000	6,829,900
DENTSPLY International Inc.	70,000	3,314,500
Intuitive Surgical, Inc. (a)	17,000	7,000,600
Medtronic, Inc.	115,000	7,332,400
Stryker Corporation	98,000	8,263,360
Zimmer Holdings, Inc.	87,000	9,035,820
		52,502,780

HEALTH CARE PRODUCTS – 2.1%
C.R. Bard, Inc.	38,000	5,434,380
Johnson & Johnson	87,000	9,101,940
		14,536,320

HEALTH CARE PROVIDERS & SERVICES – 1.3%
Quest Diagnostics Inc.	82,000	4,812,580

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 91.8% – continued

HEALTH CARE PROVIDERS & SERVICES – 1.3% – continued	Shares	Value
UnitedHealth Group Incorporated	51,000	$4,169,250
		8,981,830

HOTELS & LEISURE – 1.6%
International Game Technology	670,700	10,670,837

HOUSEHOLD DURABLES – 2.3%
Ethan Allen Interiors Inc.	232,700	5,756,998
Harman International Industries, Incorporated	61,000	6,553,230
Newell Rubbermaid Inc.	110,000	3,408,900
		15,719,128

INDUSTRIAL CONGLOMERATES – 2.3%
3M Company	12,000	1,718,880
General Electric Company	363,000	9,539,640
Teleflex Incorporated	46,000	4,857,600
		16,116,120

INDUSTRIAL EQUIPMENT WHOLESALE – 0.5%
WESCO International, Inc. (a)	39,000	3,368,820

INSURANCE – 2.7%
Aon PLC (b)	86,000	7,747,740
The Chubb Corporation	57,000	5,253,690
Marsh & McLennan Companies, Inc.	108,000	5,596,560
		18,597,990

MACHINERY – 2.8%
Deere & Company	37,000	3,350,350
Ingersoll-Rand PLC (b)	70,000	4,375,700
Parker-Hannifin Corporation	27,000	3,394,710
Regal Beloit Corporation	59,000	4,635,040
Xylem Inc.	85,000	3,321,800
		19,077,600

MEDIA – 1.9%
Comcast Corporation – Class A	205,000	11,004,400
The Walt Disney Company	24,000	2,057,760
		13,062,160

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 91.8% – continued

MISCELLANEOUS MANUFACTURING – 0.5%	Shares	Value
Smith & Wesson Holding Corporation (a)	223,828	$3,254,459

MULTILINE RETAIL – 3.6%
Dillard’s, Inc. – Class A	62,000	7,229,820
Kohls Corporation	164,000	8,639,520
Macy’s, Inc.	152,700	8,859,654
		24,728,994

OIL & GAS – 1.0%
Exxon Mobil Corporation	31,000	3,121,080
NOW Inc. (a)	105,000	3,802,050
		6,923,130

PHARMACEUTICALS – 1.9%
Abbott Laboratories	182,000	7,443,800
Zoetis Inc.	178,000	5,744,060
		13,187,860

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.8%
Jones Lang LaSalle Incorporated	41,000	5,181,990

RESTAURANTS – 0.5%
McDonald’s Corporation	33,000	3,324,420

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 2.0%
Entegris, Inc. (a)	345,000	4,742,025
Intel Corporation	166,000	5,129,400
Vishay Intertechnology, Inc.	248,000	3,841,520
		13,712,945

SOFTWARE – 1.3%
Microsoft Corporation	90,000	3,753,000
Oracle Corporation	130,000	5,268,900
		9,021,900

SPECIALTY RETAIL – 10.2%
ANN INC. (a)	122,200	5,027,308
Bed Bath & Beyond Inc. (a)	194,000	11,131,720
Big Lots, Inc. (a)	111,000	5,072,700
Express, Inc. (a)	528,000	8,991,840

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 91.8% – continued

SPECIALTY RETAIL – 10.2% – continued	Shares	Value
Lowe’s Companies, Inc.	190,000	$9,118,100
PetSmart, Inc.	192,000	11,481,600
Ross Stores, Inc.	109,000	7,208,170
The TJX Companies, Inc.	98,000	5,208,700
Vitamin Shoppe, Inc. (a)	163,000	7,012,260
		70,252,398

TELECOMMUNICATIONS – 2.6%
AT&T Inc.	217,000	7,673,120
Corning Incorporated	207,000	4,543,650
Verizon Communications, Inc.	108,000	5,284,440
		17,501,210

TEXTILES, APPAREL & LUXURY GOODS – 3.0%
Cintas Corporation	56,000	3,558,240
Fossil Group, Inc. (a)	36,000	3,762,720
Ralph Lauren Corporation – Class A	37,000	5,945,530
UniFirst Corporation	38,000	4,028,000
V.F. Corporation	52,000	3,276,000
		20,570,490

TRANSPORTATION EQUIPMENT – 0.5%
The Greenbrier Companies, Inc. (a)	62,000	3,571,200
TOTAL COMMON STOCKS (Cost $512,329,367)		629,680,137

SHORT-TERM INVESTMENTS – 8.3%
MONEY MARKET MUTUAL FUNDS (c) – 8.3%
Fidelity Institutional Money Market Portfolio – Class I, 0.05%	16,910,587	16,910,587
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.06%	40,350,947	40,350,947
TOTAL SHORT-TERM INVESTMENTS (Cost $57,261,534)		57,261,534

TOTAL INVESTMENTS – 100.1%
(Cost $569,590,901)		686,941,671
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(790,295)
TOTAL NET ASSETS – 100.0%		$686,151,376

ADRAmerican Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2014

Assets:
Investments, at value (at cost $569,590,901)	$686,941,671
Cash	17,504
Receivable for securities sold	5,522,229
Receivable for capital shares sold	402,567
Dividends and interest receivable	665,689
Other assets	19,383
Total Assets	693,569,043

Liabilities:
Payable for securities purchased	5,014,359
Payable for capital shares redeemed	306,706
Payable to Investment Manager (See Note 5)	559,615
Distribution expense payable	1,182,278
Payable for trustees’ fees and expenses	42,984
Accrued expenses and other liabilities	311,725
Total Liabilities	7,417,667
Net Assets	$686,151,376

Net Assets Consist of:
Capital stock	$598,581,363
Accumulated net investment loss	(2,197,392)
Accumulated net realized loss on investments sold	(27,583,365)
Net unrealized appreciation on investments	117,350,770
Total Net Assets	$686,151,376

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$587,383,006
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	29,638,894
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$19.82

ADVISER CLASS:
Net Assets	$98,768,370
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,325,954
Net asset value, offering and redemption price per share	$22.83

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2014
Investment Income:
Dividend income	$9,249,015
Interest income	28,497
Total investment income	9,277,512

Expenses:
Investment management fee (See Note 5)	6,494,465
Distribution expense – Class C (See Note 6)	5,641,019
Distribution expense – Adviser Class (See Note 6)*	63,698
Transfer Agent fees and expenses	551,843
Administration fees	411,968
Professional fees	218,928
Trustees’ fees and expenses	152,819
Accounting costs	119,715
Federal and state registration	69,438
Report to shareholders	68,071
Custody fees	57,782
Other	81,606
Total expenses	13,931,352
Net investment loss	(4,653,840)

Realized and Unrealized Gain on Investments:
Realized gain on investments	113,482,390
Change in unrealized appreciation/depreciation on investments	18,124,411
Net realized and unrealized gain on investments	131,606,801
Net Increase in Net Assets Resulting from Operations	$126,952,961

*	The Board voted to eliminate the 12b-1 plan for the Adviser Class effective, October 31, 2013.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
Operations:
Net investment loss	$(4,653,840)	$(3,208,934)
Net realized gain on investments	113,482,390	70,753,163
Change in unrealized appreciation/depreciation on investments	18,124,411	54,703,167
Net increase in net assets resulting from operations	126,952,961	122,247,396

Net decrease in net assets resulting from
Fund share transactions (See Note 7)	(33,443,833)	(59,383,277)

Total Increase in Net Assets:	93,509,128	62,864,119

Net Assets:
Beginning of period	592,642,248	529,778,129
End of period	$686,151,376	$592,642,248
Accumulated net investment loss	$(2,197,392)	$(1,983,453)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2014	2013	2012	2011	2010
Net Asset Value – Beginning of Period	$16.28	$13.06	$12.99	$10.26	$8.63
Investment Operations:
Net investment loss(1)	(0.15)	(0.10)	(0.07)	(0.11)	(0.09)
Net realized and unrealized
gain on investments	3.69	3.32	0.14	2.84	1.72
Total from investment operations	3.54	3.22	0.07	2.73	1.63
Net Asset Value – End of Period	$19.82	$16.28	$13.06	$12.99	$10.26

Total Return++	21.74%	24.66%	0.54%	26.61%	18.89%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.27%	2.30%	2.31%	2.29%	2.31%
Net investment loss	(0.84)%	(0.67)%	(0.59)%	(0.87)%	(0.82)%
Portfolio turnover rate(2)	51.49%	44.43%	38.96%	39.28%	47.90%
Net assets at end of period (000 omitted)	$587,383	$522,348	$470,528	$548,301	$488,580

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the		For the	For the	For the	For the
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2014		2013	2012	2011	2010
Net Asset Value – Beginning of Period	$18.59		$14.80	$14.61	$11.45	$9.56
Investment Operations:
Net investment income (loss)(1)	0.02		0.01	0.02	(0.02)	(0.01)
Net realized and unrealized
gain on investments	4.22		3.78	0.17	3.18	1.90
Total from investment operations	4.24		3.79	0.19	3.16	1.89
Net Asset Value – End of Period	$22.83		$18.59	$14.80	$14.61	$11.45

Total Return	22.81%		25.61%	1.30%	27.60%	19.77%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.34	%(3)	1.55%	1.56%	1.54%	1.56%
Net investment income (loss)	0.09%		0.08%	0.16%	(0.12)%	(0.07)%
Portfolio turnover rate(2)	51.49%		44.43%	38.96%	39.28%	47.90%
Net assets at end of period (000 omitted)	$98,768		$70,294	$59,250	$65,043	$53,639

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013 and the 0.25% 12b-1 fee was discontinued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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OLSTEIN STRATEGIC
OPPORTUNITIES FUND

34	Letter to Shareholders

46	Expense Example

48	Schedule of Investments

52	Statement of Assets
and Liabilities

54	Statement of Operations

55	Statements of Changes
in Net Assets

56	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2014, load-waived Class A shares of the Olstein Strategic Opportunities Fund had a return of 26.25% compared to total returns of 25.58% for the Russell 2500® Index and 24.61% for the S&P 500® Index.  The past fiscal year also marked an important milestone – it was five years ago that equity markets began their strong recovery from the market low of March 9, 2009.  For the five years ended June 30, 2014, load-waived Class A shares of the Olstein Strategic Opportunities Fund had an average annual return of 22.31%.  Over the same time period, the Russell 2500® Index and the S&P 500® Index and had average annual returns of 21.63% and 18.83%, respectively.

MARKET OUTLOOK & STRATEGY

Despite an unexpected contraction in the U.S. economy during the first quarter of the year, as well as rising global tensions due to serious conflicts in Eastern Ukraine and in the Middle East, equity markets continued to chug along with the benchmark Russell 2500® Index increasing 5.95% for the first six months of the year.  With the strong market run now five years old, many market forecasters continue to speculate on a market correction or pullback in 2014.  Yet, despite a rocky and volatile start to the year, and in light of the

The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 6/30/2014 for the one-year period, five-year period, and since inception (11/1/2006), assuming deduction of the maximum Class A sales charge of 5.50% was 19.34%, 20.94% and 8.30%, respectively.  Per the Fund’s 10/31/2013 prospectus, the Fund’s Class A gross expense ratio was 1.76%, and the net expense ratio was 1.60% after the contractual expense waiver and/or reimbursement. The contractual expense waiver shall remain in effect until at least October 28, 2014.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

resilience of the market and improving economic picture, we believe our portfolio of undervalued small- and mid-sized companies is properly structured to reach the Fund’s capital gains objectives in the current environment.

Although we expect the market for small- to mid-sized equities could be somewhat volatile in the near term as the Fed continues to taper its extraordinary monetary stimulus program, we also expect stronger economic data and improved company performance to highlight the strength of the U.S. economy.  As in the past, we believe a key beneficiary of the improved economy will be smaller companies with strong financials and sustainable excess cash flow, whose revenues come mainly from domestic sources and whose stock is not being properly valued by the market according to our metrics.

We believe the market volatility that has characterized the start of 2014 has provided an excellent opportunity to find viable investment opportunities in small- and mid-sized companies.  In our search for value, we continue to focus on three crucial, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow; and (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders.

Our Leaders

The stocks which contributed positively to performance for the twelve month reporting period include:  Harman International Industries, Incorporated, Spirit Airlines, Inc., Legg Mason, Inc., Smith & Wesson Holding Corporation and Dillard’s, Inc.  As of the close of the fiscal year, the Fund continues to hold each of these companies in the portfolio.

Our Laggards

Laggards during the twelve month reporting period include:  Fairway Group Holdings Corp., Potbelly Corporation, URS Corporation, Ethan Allen Interiors Inc. and Arctic Cat Inc.  During the fiscal year, the Fund eliminated its holdings in Fairway Group Holdings Corp.  The Fund continues to hold Potbelly Corporation, URS Corporation, Ethan Allen Interiors Inc. and Arctic Cat Inc.

PORTFOLIO AND PERFORMANCE REVIEW

At June 30, 2014, the Fund’s portfolio consisted of 51 holdings with an average weighted market capitalization of $3.52 billion.  Throughout the fiscal year ended June 30, 2014, we continued to modify the portfolio in light of the volatility in the overall market.  By paying strict attention to our company valuations, we reduced or eliminated positions in which the discounts

OLSTEIN STRATEGIC OPPORTUNITIES FUND

from our calculation of intrinsic value were no longer large enough to justify the size of our position.  At the same time, we increased or added new positions in what we believe to be well run, conservatively capitalized companies selling at a significant discount to our calculation of intrinsic value.

During the fiscal year, the Fund initiated positions in twenty-three companies and strategically added to established positions in another eight companies.  Positions initiated during the reporting period include: ADT Corp., ANN INC., CECO Environmental Corp., Dillard’s, Inc., Esterline Technologies Corporation, The Greenbrier Companies, Inc., GSI Group Inc., Harmonic Inc., Integra LifeSciences Holding Corporation, Itron, Inc., Kadant Inc., NOW Inc., Nutraceutical International Corporation, PetSmart, Inc., Potbelly Corporation, Sealed Air Corporation, Standard Motor Products, Inc., Steelcase Inc., UFP Technologies, Inc., UniFirst Corporation, URS Corporation and Xylem Inc.  Over the course of the fiscal year, the Fund eliminated its holdings in twenty-two companies and strategically reduced its holdings in another six companies.  The Fund eliminated or reduced its holdings in companies that either reached our valuation levels, or where, in our opinion, changing conditions or new information resulted in additional risk and/or reduced appreciation potential.  We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  During the fiscal year, the Fund eliminated its holdings in Alaska Air Group, Inc., City National Corporation, Columbus McKinnon Corporation, DENTSPLY International Inc., Diebold, Incorporated, Fairway Group Holdings Corp., The Finish Line, Inc., Hillenbrand, Inc., Korn/Ferry International, Littelfuse, Inc., Maidenform Brands, Inc., Measurement Specialties, Inc., MICROS Systems, Inc., Microsemi Corporation, Mistras Group, Inc., NCR Corporation, Schweitzer-Mauduit International, Inc., Standex International Corporation, Team, Inc., Teradyne, Inc., Thor Industries, Inc. and The Timken Company.

REVIEW OF ACTIVIST HOLDINGS

As of June 30, 2014, the Fund was invested in ten activist situations, which represented approximately 27% of the Fund’s equity investments and six of its top ten holdings.  In general, these situations fit our definition of an activist investment, where Olstein Capital Management or an outside investor (usually a hedge fund or private equity investor), seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

The Fund’s activist holdings as of June 30, 2014, include women’s apparel retailer, ANN INC., specialty apparel and accessory retailer, Express, Inc., electronic equipment company, Harman International Industries,

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Incorporated; gaming company, International Game Technology; money management firms, Janus Capital Group, Inc. and Legg Mason, Inc.; retailer of pet products, PetSmart, Inc., specialty eatery, Potbelly Corporation, flavor and fragrance and color systems manufacturer, Sensient Technologies Corporation, and engineering and technical services company, URS Corporation (sold by the Fund in July after receiving a takeover offer at a material premium).  We continue to monitor the progress of the company management and outside activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

With each of our activist situations, one of the most important variables we consider, especially during tough economic times, is “how long do we expect it to take for this company to improve its operations and results?” Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time (two years or less), notwithstanding the economic environment.  Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value within two years, we are willing to wait beyond two years for operating results to start improving if we are being sufficiently rewarded for the risk and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

Regarding the progress of activist situations in the Fund’s portfolio, we are pleased to report that during the last month of the fiscal year (and continuing into the first several weeks of July), the Fund experienced an astounding number of takeover announcements affecting specific activist holdings.  From June 12, 2014 through July 16, 2014, four of the Fund’s activist holdings, representing approximately 11% of the Fund’s equity investments, were the subject of takeover announcements.  These announcements included three definitive merger & acquisition agreements and one takeover offer.

On June 12, 2014, Express, Inc. confirmed that it had received a letter from Sycamore Partners, a private equity firm that owns approximately 9.9% of the company’s outstanding shares, indicating interest in acquiring the company.  On June 23, 2014, MICROS Systems, Inc. announced that it has entered into a definitive agreement to be acquired by Oracle Corporation at a premium to the Fund’s cost.  Following the news of the announcement, the Fund sold its remaining holdings in MICROS Systems, Inc., believing the acquirer paid a fair price.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

On July 13, 2014, URS Corporation announced the execution of a definitive agreement under which AECOM Technology Corporation will acquire all outstanding shares of URS Corporation again at a premium to the Fund’s average cost.  Similarly, on news of this announcement, the Fund sold its remaining holding in URS Corporation as the stock approached our calculation of intrinsic value.  On July 16, 2014, International Game Technology announced that it has entered into a definitive merger agreement with GTECH S.p.A. for the acquisition of International Game Technology at a premium to the Fund’s cost.  Following the announcement, the Fund liquidated its remaining position in International Game Technology based on a small deviation between the stock price and our calculation of intrinsic value.  As value investors who usually have to wait patiently for a company to improve operating results and for the market to ultimately recognize the value we see, the multiple announcements have not only come as a pleasant surprise, they have also allowed us to reach our value over a shorter than expected holding period.

DEALING WITH UNCERTAINTY

With the strong market run now more than five years old, many market forecasters continue to speculate on a market correction or pullback during the second half of the year.  While there are always some forecasters who seize on short periods of increased market volatility to predict the next market downturn, we believe it is important for investors to weather such market events by focusing on the equities of financially strong companies with stable or growing free cash flow.

Dealing with Uncertainty by Focusing on Fundamentals

As investors in small- to mid-sized companies selling at discounts to our estimate of intrinsic value (brought on by what we deem to be short term problems and challenges), the Fund uses periods of uncertainty to establish new positions or add to positions as public investors sell these companies looking for what they believe are safer options.

In our opinion, one of the best ways to deal with the uncertainty of equity markets is to remain focused on company fundamentals, the quality of earnings and a company’s ability to generate free cash flow as market volatility increase and doomsayers predict the next downturn.  Since we value companies based on our assessment of their ability to generate free cash flow, our approach focuses on company fundamentals and operations under both positive and negative economic and/or market environments.  We not only develop a thorough understanding of how each company’s operations generate sustainable free cash flow under both good and bad economic conditions,

OLSTEIN STRATEGIC OPPORTUNITIES FUND

we also seek to also answer a series of questions about the company’s business model, its strategy, its future prospects and its management when faced with uncertain economic conditions.

We develop a thorough understanding of each company through two important analytical approaches: a bottoms-up fundamental analysis of a company’s financial statements (balance sheet, income statement and cash flow statement and footnotes), and an ongoing forensic analysis of regulatory filings and other disclosures (10K, 10Q, proxy filings, annual reports, shareholder letters, public announcements, etc).  The objective of our fundamental analysis is to understand the company’s business model and how the company’s operations can generate future free cash flow under all economic scenarios.  We also want to determine the level of ongoing investment that is required to maintain or grow the company’s free cash flow and ultimately how much of the cash generated by a company’s operations will be returned to us as investors.  The objective of our forensic analysis is to determine if a company’s accounting policies and practices reflect economic reality; to identify and make accounting adjustments that eliminate management’s reporting bias and to identify positive or negative factors that may affect future free cash flow that may not yet be recognized and/or discounted by the investing public.

We believe our ongoing forensic analysis of a company’s public filings and communications serves us well during periods of increased market volatility or economic trouble and is, in our opinion, more useful than short-term economic or market forecasts.  When markets become more irrational and volatile, we believe our forensic analysis provides us with a competitive advantage and the necessary knowledge to judge the likely success of a company’s strategy to produce sustainable future free cash flow that may not be properly discounted by the stock market.  We also believe that such ongoing analysis is especially vital when evaluating and monitoring investments in small- to mid-sized companies facing unique strategic choices and challenges for two reasons: (1) it allows us to assess the nature and likely duration of strategic challenges and/or problems, and (2) it allows us to judge the quality, effectiveness and skill set of the management team in the face of adverse circumstances.

Dealing with Uncertainty by Taking
Advantage of Market Volatility

Another way to deal with market uncertainty is to focus on the compelling investment opportunities that rocky market conditions create.  Short-term market volatility usually presents significant buying opportunities when short-term problems affecting specific companies are deemed to be permanent by the investing public, and usually results in material deviations between a stock’s

OLSTEIN STRATEGIC OPPORTUNITIES FUND

price and our estimate of intrinsic value (which is based on a company’s normalized ability to generate free cash flow).  During unsettled market conditions, the Fund seeks to ferret out unwarranted stock declines which we believe are based on emotion and negative sentiment.  The bearishness creates opportunities to identify quality companies trading at a significant discount to their intrinsic value.  If we are correct in ferreting out material discounts, the Fund should be strategically positioned to achieve its investment objectives.

From our perspective, Wall Street’s obsessive focus on short-term concerns has in many cases in the current environment resulted in unwarranted deviations between a stock price and our estimate of the company’s intrinsic value.  Investors reacting to the daily noise and news continue to create favorable opportunities for the Olstein Strategic Opportunities Fund to buy companies with solid balance sheets and business models that generate excess cash flow at what we believe are bargain prices.  We believe that our investment approach, which attempts to avoid long-term impairment of capital while providing shareholders with the potential to realize long-term capital appreciation, is suited to all economic environments.  Although unfavorable economic or market conditions may cause short-term downward price movements in the Fund, we believe that by focusing on understanding a business, it’s potential to generate sustainable free cash flow and ultimately its value, we can achieve the Fund’s investment objective of long-term capital appreciation.  After identifying companies that meet well-defined investment criteria, the Fund seeks to take advantage of market volatility and downward price movements to buy such companies at advantageous prices that we believe will increase the probability of a successful investment.

FINAL THOUGHTS

As investors, we remind you that our challenge is to develop a thorough understanding of how a company’s operations can generate sustainable free cash flow over a complete business cycle - during growing, stagnant, or deteriorating economic conditions. We believe it is also important to understand the role company management plays regarding the future prospects for each of the companies in our portfolio.  Our view of management is based on studying the financial statements and looking behind the numbers to assess the realism of their accounting assumptions, the wisdom of past decisions, willingness to discuss problems as well as the strategies to overcome these problems, and, finally, the conservatism of the financials to ride out short-term storms.  We do not rely on management interviews.  We spend a great deal of time understanding and forecasting how management’s decisions are likely to affect a company’s future free cash flow and ultimately the value of the business.  As the second half of 2014 unfolds, we believe those company’s

OLSTEIN STRATEGIC OPPORTUNITIES FUND

with strong management teams with a proven track record of creating shareholder value over time should have a substantial strategic advantage as economic growth accelerates.

Since we launched the Olstein Strategic Opportunities Fund more than seven years ago, we have identified many small- to mid-sized companies that have successfully navigated the turbulent waters of recession and recovery to adapt, invest, grow and restructure for the future.  As we wait for equity markets to regain a balanced perspective and once again focus on company fundamentals, we remind you that, as always, patience provides generous opportunities for the diligent investor.  We intend to stay the course since we are invested in companies that, in our opinion, have the financial strength to ride out current market jitters while offering favorable long-term business prospects.  We value your trust and continue to invest our money alongside yours.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change.  Do not make investments based on the securities referenced.  A full schedule of Fund holdings as of 6/30/2014 is contained in this annual report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of The Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500® Index is an unmanaged index created by The Russell Investment Group. The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.  The Russell 2500® Index includes the smallest 2500 securities in the Russell 3000® Index.  The Russell 2500® Index is not an investment product available for purchase.  The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P. Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

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Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/14.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	Inception+
Olstein Strategic Opportunities –
Class A (without Load)(1)	26.25%	22.31%	9.10%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	19.34%	20.94%	8.30%
Russell 2500® Index(2)	25.58%	21.63%	8.83%
S&P 500® Index(3)	24.61%	18.83%	7.10%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/14.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	Inception+
Olstein Strategic Opportunities –
Class C(1)	24.28%	21.42%	8.33%
Russell 2500® Index(2)	25.58%	21.63%	8.83%
S&P 500® Index(3)	24.61%	18.83%	7.10%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 – June 30, 2014.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/14	6/30/14	1/1/14 – 6/30/14
Actual
Class A	$1,000.00	$1,052.20	$8.14
Class C	$1,000.00	$1,048.40	$11.94

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.86	$8.00
Class C	$1,000.00	$1,013.14	$11.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

Allocation of Portfolio Assets as a percentage of investments
June 30, 2014

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2014

COMMON STOCKS – 97.6%

AEROSPACE & DEFENSE – 1.6%	Shares	Value
Esterline Technologies Corporation (a)	16,000	$1,841,920

AIRLINES – 2.9%
Spirit Airlines, Inc. (a)	52,000	3,288,480

AUTO COMPONENTS – 6.2%
Dorman Products, Inc. (a)	57,000	2,811,240
Miller Industries, Inc.	61,000	1,255,380
Standard Motor Products, Inc.	68,000	3,037,560
		7,104,180

BIOTECHNOLOGY – 2.1%
Charles River Laboratories International, Inc. (a)	44,000	2,354,880

CAPITAL MARKETS – 5.0%
Janus Capital Group Inc.	181,000	2,258,880
Legg Mason, Inc.	67,000	3,437,770
		5,696,650

CHEMICALS – 2.2%
Sensient Technologies Corporation	44,000	2,451,680

COMMERCIAL SERVICES & SUPPLIES – 5.7%
ABM Industries Incorporated	90,000	2,428,200
ADT Corp.	54,000	1,886,760
Avery Dennison Corporation	12,584	644,930
Steelcase Inc. – Class A	100,000	1,513,000
		6,472,890

COMMUNICATIONS EQUIPMENT – 1.3%
Harmonic Inc. (a)	193,000	1,439,780

CONSTRUCTION & ENGINEERING – 4.8%
Aegion Corporation (a)	84,000	1,954,680
URS Corporation	76,000	3,484,600
		5,439,280

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC OPPORTUNITIES FUNDCOMMON STOCKS – 97.6% – continued

CONTAINERS & PACKAGING – 2.6%	Shares	Value
Sealed Air Corporation	52,000	$1,776,840
UFP Technologies, Inc. (a)	49,000	1,180,410
		2,957,250

ELECTRONIC COMPONENTS – 0.5%
AVX Corporation	44,000	584,320

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.5%
GSI Group Inc. (a) (b)	141,000	1,794,930
Itron, Inc. (a)	54,900	2,226,195
		4,021,125

ENVIRONMENTAL CONTROL – 1.7%
CECO Environmental Corp.	127,000	1,979,930

HEALTH CARE EQUIPMENT & SUPPLIES – 2.1%
CareFusion Corporation (a)	54,000	2,394,900

HEALTH CARE PRODUCTS – 2.3%
Integra LifeSciences Holdings Corporation (a)	55,000	2,588,300

HOTELS & LEISURE – 3.7%
International Game Technology	264,000	4,200,240

HOUSEHOLD DURABLES – 5.2%
Ethan Allen Interiors Inc.	120,000	2,968,800
Harman International Industries, Incorporated	28,000	3,008,040
		5,976,840

INDUSTRIAL CONGLOMERATES – 1.6%
Teleflex Incorporated	17,000	1,795,200

MACHINERY – 3.3%
Kadant Inc.	33,000	1,268,850
Regal Beloit Corporation	17,000	1,335,520
Xylem Inc.	30,000	1,172,400
		3,776,770

MISCELLANEOUS MANUFACTURING – 1.9%
Smith & Wesson Holding Corporation (a)	145,500	2,115,570

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.6% – continued

MULTILINE RETAIL – 5.4%	Shares	Value
Dillard’s, Inc. – Class A	28,000	$3,265,080
Macy’s, Inc.	50,000	2,901,000
		6,166,080

OIL & GAS SERVICES – 1.1%
NOW Inc. (a)	34,000	1,231,140

PHARMACEUTICALS – 1.5%
Nutraceutical International Corporation (a)	71,000	1,694,060

REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.2%
Jones Lang LaSalle Incorporated	20,000	2,527,800

RECREATIONAL VEHICLES – 2.2%
Arctic Cat Inc.	63,000	2,483,460

RESTAURANTS – 2.5%
Potbelly Corporation (a)	181,000	2,888,760

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 3.8%
Entegris, Inc. (a)	194,000	2,666,530
Vishay Intertechnology, Inc.	109,000	1,688,410
		4,354,940

SPECIALTY RETAIL – 13.6%
ANN INC. (a)	45,900	1,888,326
Big Lots, Inc. (a)	63,000	2,879,100
Express, Inc. (a)	179,000	3,048,370
PetSmart, Inc.	69,000	4,126,200
Vitamin Shoppe, Inc. (a)	82,000	3,527,640
		15,469,636

TEXTILES, APPAREL & LUXURY GOODS – 3.8%
Culp, Inc.	105,000	1,828,050
Rocky Brands, Inc.	71,000	1,010,330
UniFirst Corporation	14,000	1,484,000
		4,322,380

TRANSPORTATION EQUIPMENT – 1.3%
The Greenbrier Companies, Inc. (a)	25,000	1,440,000
TOTAL COMMON STOCKS (Cost $94,245,857)		111,058,441

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

SHORT-TERM INVESTMENTS – 3.1%

MONEY MARKET MUTUAL FUNDS (c) – 3.1%	Shares	Value
Fidelity Institutional Money Market Portfolio – Class I, 0.05%	275,709	$275,709
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.06%	3,242,511	3,242,511
TOTAL SHORT-TERM INVESTMENTS (Cost $3,518,220)		3,518,220

TOTAL INVESTMENTS – 100.7%
(Cost $97,764,077)		114,576,661
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(753,624)
TOTAL NET ASSETS – 100.0%		$113,823,037

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2014

Assets:
Investments, at value (at cost $97,764,077)	$114,576,661
Receivable for securities sold	76,662
Receivable for capital shares sold	527,350
Dividends and interest receivable	125,628
Other assets	15,994
Total Assets	115,322,295

Liabilities:
Payable for securities purchased	1,003,942
Payable for capital shares redeemed	264,264
Payable to Investment Manager (See Note 5)	80,718
Distribution expense payable	84,407
Payable for trustees’ fees and expenses	5,963
Accrued expenses and other liabilities	59,964
Total Liabilities	1,499,258
Net Assets	$113,823,037

Net Assets Consist of:
Capital stock	$88,802,020
Accumulated net realized gain on investments sold	8,208,433
Net unrealized appreciation on investments	16,812,584
Total Net Assets	$113,823,037

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$87,455,903
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,768,976
Net asset value, offering and redemption price per share	$18.34
Maximum offering price per share	$19.41

CLASS C:
Net Assets	$26,367,134
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,521,322
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$17.33

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended
June 30, 2014
Investment Income:
Dividend income	$781,414
Interest income	2,608
Total investment income	784,022

Expenses:
Investment management fee (See Note 5)	858,494
Distribution expense – Class A (See Note 6)	165,040
Distribution expense – Class C (See Note 6)	198,334
Transfer Agent fees and expenses	83,650
Administration fees	59,970
Federal and state registration	45,872
Professional fees	39,072
Accounting costs	28,053
Trustees’ fees and expenses	19,513
Custody fees	11,494
Report to shareholders	9,437
Other	5,690
Total expenses	1,524,619
Expense reimbursement by Investment Manager (See Note 5)	(2,278)
Net expenses	1,522,341
Net investment loss	(738,319)

Realized and Unrealized Gain on Investments:
Realized gain on investments	11,998,781
Change in unrealized appreciation/depreciation on investments	7,006,300
Net realized and unrealized gain on investments	19,005,081
Net Increase in Net Assets Resulting from Operations	$18,266,762

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
Operations:
Net investment loss	$(738,319)	$(321,130)
Net realized gain on investments	11,998,781	2,374,765
Change in unrealized appreciation/depreciation on investments	7,006,300	8,428,587
Net increase in net assets resulting from operations	18,266,762	10,482,222

Distributions to Class A Shareholders
from Net Realized Gains	(3,302,413)	—
Distributions to Class C Shareholders
from Net Realized Gains	(1,100,507)	—
Total distributions to shareholders	(4,402,920)	—

Net increase in net assets from
Fund share transactions (See Note 7)	44,515,237	18,032,544

Total Increase in Net Assets	58,379,079	28,514,766

Net Assets
Beginning of period	55,443,958	26,929,192
End of period	$113,823,037	$55,443,958
Accumulated net investment loss	$—	$(19,767)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2014	2013	2012	2011	2010
Net Asset Value – Beginning of Period	$15.35	$11.60	$11.79	$8.57	$7.08
Investment Operations:
Net investment loss(1)	(0.12)	(0.09)	(0.07)	(0.10)	(0.06)
Net realized and unrealized
gain (loss) on investments	4.06	3.84	(0.12)	3.32	1.55
Total from investment operations	3.94	3.75	(0.19)	3.22	1.49
Distributions from net realized
gain on investments	(0.95)	—	—	—	—
Net Asset Value – End of Period	$18.34	$15.35	$11.60	$11.79	$8.57

Total Return++	26.25%	32.33%	(1.61)%	37.57%	21.05%
Ratios (to average net assets)/
Supplemental Data:
Ratios of Expenses:
Before expense waiver and/or reimbursement	1.60%	1.76%	1.98%	2.06%	2.31%
After expense waiver and/or reimbursement	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(0.69)%	(0.80)%	(1.02)%	(1.37)%	(1.37)%
After expense waiver and/or reimbursement	(0.69)%	(0.64)%	(0.64)%	(0.91)%	(0.66)%
Portfolio turnover rate(2)	60.25%	39.95%	47.53%	61.37%	69.78%
Net assets at end of period (000 omitted)	$87,456	$42,158	$17,936	$13,604	$7,112

++	Total Returns do not reflect any sales charge for Class A Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2014	2013	2012	2011	2010
Net Asset Value – Beginning of Period	$14.66	$11.16	$11.43	$8.37	$6.96
Investment Operations:
Net investment loss(1)	(0.23)	(0.18)	(0.15)	(0.17)	(0.12)
Net realized and unrealized
gain (loss) on investments	3.85	3.68	(0.12)	3.23	1.53
Total from investment operations	3.62	3.50	(0.27)	3.06	1.41
Distributions from net realized
gain on investments	(0.95)	—	—	—	—
Net Asset Value – End of Period	$17.33	$14.66	$11.16	$11.43	$8.37

Total Return++	25.28%	31.36%	(2.36)%	36.56%	20.26%
Ratios (to average net assets)/
Supplemental Data:
Ratios of Expenses:
Before expense waiver and/or reimbursement	2.35%	2.51%	2.73%	2.81%	3.06%
After expense waiver and/or reimbursement	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(1.44)%	(1.55)%	(1.77)%	(2.12)%	(2.12)%
After expense waiver and/or reimbursement	(1.44)%	(1.39)%	(1.39)%	(1.66)%	(1.41)%
Portfolio turnover rate(2)	60.25%	39.95%	47.53%	61.37%	69.78%
Net assets at end of period (000 omitted)	$26,367	$13,286	$8,993	$9,493	$7,042

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995, and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999, and were subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6 through October 30, 2013 and was eliminated thereafter.  The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on a national securities exchange or reported on the NASDAQ NMS and Small Cap exchanges, are valued at their fair value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees (the “Board”).  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$199,812,633	$—	$—	$199,812,633
Industrials	123,610,389	—	—	123,610,389
Financials	91,283,970	—	—	91,283,970
Health Care	85,641,810	—	—	85,641,810
Information Technology	64,520,755	—	—	64,520,755
Consumer Staples	28,593,820	—	—	28,593,820
Materials	23,858,530	—	—	23,858,530
Energy	12,358,230	—	—	12,358,230
Total Equity	629,680,137	—	—	629,680,137
Short-Term Investments	57,261,534	—	—	57,261,534
Total Investments in Securities	$686,941,671	$—	$—	$686,941,671

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Consumer Discretionary	$50,305,636	$—	$—	$50,305,636
Industrials	32,648,695	—	—	32,648,695
Health Care	9,133,280	—	—	9,133,280
Financials	8,224,450	—	—	8,224,450
Materials	5,408,930	—	—	5,408,930
Information Technology	4,106,310	—	—	4,106,310
Energy	1,231,140	—	—	1,231,140
Total Equity	111,058,441	—	—	111,058,441
Short-Term Investments	3,518,220	—	—	3,518,220
Total Investments in Securities	$114,576,661	$—	$—	$114,576,661

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’  policy to recognize transfers at the end of the reporting period.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after June 30, 2014 and determined that there were significant subsequent events that would require adjustment to or additional disclosure in these financial statements.  The Trust held a Special Meeting of Shareholders to elect Trustees of the Trust.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

THE OLSTEIN FUNDS

Accordingly, at June 30, 2014, reclassifications were recorded as follows.

	All Cap	Strategic
	Value Fund	Opportunities Fund
Accumulated net investment income	$4,439,901	$758,086
Accumulated net realized gain/loss on investments sold	—	(758,086)
Capital stock	(4,439,901)	—

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.  Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis deemed fair and equitable by the Trustees.

3	Purchases and Sales of Investment Securities During the year ended June 30, 2014, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$310,550,565	$383,460,484
Strategic Fund	$88,127,605	$49,676,392

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

THE OLSTEIN FUNDS

4	Tax Information At June 30, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$569,590,901	$97,929,711
Gross unrealized appreciation	$125,561,615	$19,840,749
Gross unrealized depreciation	(8,210,845)	(3,193,799)
Net unrealized appreciation	$117,350,770	$16,646,950
Undistributed ordinary income	—	24,066
Undistributed long-term capital gain	—	8,350,001
Total distributable earnings	—	8,374,067
Other accumulated losses	$(29,780,757)	$—
Total accumulated gains	$87,570,013	$25,021,017

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the Strategic Fund.

At June 30, 2014, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Fund
Expiring in 2018	$27,583,365	$—

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unexpired and unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended June 30, 2014, the All Cap Value Fund utilized capital loss carryforwards of $113,482,390.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain

THE OLSTEIN FUNDS

their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law.

At June 30, 2014, the Funds deferred, on a tax basis, post-December ordinary late-year losses of:

All Cap Value Fund	$2,197,392
Strategic Fund	$—

The tax components of dividends paid by the Funds during the periods ended June 30, 2014 and June 30, 2013 were as follows:

	Year Ended	Year Ended
All Cap Value Fund	June 30, 2014	June 30, 2013
Ordinary Income	$—	$—
Long-Term Capital Gain	$—	$—
Strategic Fund
Ordinary Income	$981,620	$—
Long-Term Capital Gain	$3,421,300	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2014.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2011 through June 30, 2014. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2014.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5	Investment Management Fee and Other Agreements The Funds employ Olstein as the investment manager. Pursuant to investment management agreements with the Funds, the Investment Manager selects

THE OLSTEIN FUNDS

investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the year ended June 30, 2014, the All Cap Value Fund incurred investment management fees of $6,494,465, with $559,615 payable to the Investment Manager as of June 30, 2014.  For the same period, the Strategic Fund incurred management fees of $858,494, with $80,718 net payable to the Investment Manager as of June 30, 2014.  The Investment Manager receivables and payables are settled monthly.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2014 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2015	$84,205
2016	60,142
2017	2,278
Total	$146,625

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

THE OLSTEIN FUNDS

6
Shareholder Servicing and Distribution Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C shares is 1.00%, per annum of the Fund’s average daily net assets of Class C shares.  The Board voted to terminate the 12b-1 Plan for the Adviser Class shares, effective October 31, 2013.  For the year ended June 30, 2014, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $5,641,019 for Class C and for the period July 1, 2013 through October 30, 2013, $63,698 for Adviser Class shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the year ended June 30, 2014, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $165,040 for Class A and $198,334 for Class C shares.  For the year ended June 30, 2014, Olstein retained $48,085 from sales charges on the Strategic Fund Class A shares.  During the year ended June 30, 2014, Olstein received contingent deferred sales charges from redeeming shareholders in the amounts of $7,422 and $3,311 for the All Cap Value Fund and the Strategic Fund, respectively.

During the year ended June 30, 2014, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

THE OLSTEIN FUNDS

7
Fund Shares  At June 30, 2014, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund

	Year Ended		Year Ended
	June 30, 2014		June 30, 2013
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	778,931	$14,296,594	363,173	$5,348,238
Shares redeemed	(3,222,080)	(59,082,383)	(4,306,576)	(61,091,750)
Net decrease	(2,443,149)	$(44,785,789)	(3,943,403)	$(55,743,512)

Shares Outstanding:
Beginning of period	32,082,043		36,025,446
End of period	29,638,894		32,082,043

	Year Ended		Year Ended
	June 30, 2014		June 30, 2013
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	1,038,439	$21,738,821	259,268	$4,292,902
Shares redeemed	(494,480)	(10,396,865)	(481,021)	(7,932,667)
Net increase (decrease)	543,959	$11,341,956	(221,753)	$(3,639,765)

Shares Outstanding:
Beginning of period	3,781,995		4,003,748
End of period	4,325,954		3,781,995
Total Net Decrease		$(33,443,833)		$(59,383,277)

Strategic Fund

	Year Ended		Year Ended
	June 30, 2014		June 30, 2013
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	2,631,776	$45,049,508	1,535,091	$21,177,617
Shares reinvested	189,338	3,180,885	—	—
Shares redeemed	(798,339)	(13,742,662)	(334,570)	(4,610,770)
Net increase	2,022,775	$34,487,731	1,200,521	$16,566,847

Shares Outstanding:
Beginning of period	2,746,201		1,545,680
End of period	4,768,976		2,746,201

THE OLSTEIN FUNDS

	Year Ended		Year Ended
	June 30, 2014		June 30, 2013
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	687,127	$11,221,578	200,805	$2,691,331
Shares reinvested	64,042	1,020,826	—	—
Shares redeemed	(136,261)	(2,214,898)	(99,940)	(1,225,634)
Net increase	614,908	$10,027,506	100,865	$1,465,697

Shares Outstanding:
Beginning of period	906,414		805,549
End of period	1,521,322		906,414
Total Net Increase		$44,515,237		$18,032,544

8
Line of Credit  The All Cap Value Fund and the Strategic Fund have uncommitted lines of credit of $50 million and $10 million, respectively, with U.S. Bank, N.A. (the “Bank”), which mature on May 19, 2015, to be used for liquidity purposes. To the extent that the line is utilized, it will be collateralized by securities in the Fund’s portfolio. The interest rate on any borrowings is the Bank’s announced prime rate, which was 3.25% on June 30, 2014.  During the year ended June 30, 2014, the Funds did not draw upon the lines of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
The Olstein Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Olstein Funds comprising Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (the “Funds”) as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended prior to June 30, 2012, were audited by other auditors whose report dated August 26, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Olstein Funds as of June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 4 through 18, pages 34 through 47, and pages 70 through 77, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and accordingly, we do not express an opinion or provide any assurance on it.

Cleveland, Ohio
August 26, 2014

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by: (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

THE OLSTEIN FUNDS

ELECTION OF TRUSTEES

On July 28, 2014, the Trust held a Special Meeting of Shareholders to elect Trustees to the Board of Trustees of the Trust.  In connection with the Special Meeting of Shareholders, the Trust’s shareholders elected Robert A. Olstein, Erik K. Olstein, Lawrence K. Wein, D. Michael Murray, John Lohr, Fred W. Lange, and Daniel G. Nelson to serve as trustees to the Board of Trustees of the Trust.

The following table illustrates the results of the voting with respect to the election of Trustees:

Trustee	For	Withheld
Robert A. Olstein	27,279,775.206	1,927,044.943
Erik K. Olstein	27,138,355.487	2,068,464.662
Lawrence K. Wein	28,826,958.663	379,861.486
D. Michael Murray	28,957,113.134	249,707.015
John Lohr	27,957,545.231	1,249,274.918
Fred W. Lange	28,920,742.155	286,077.994
Daniel G. Nelson	28,821,655.805	385,164.344

ADDITIONAL TAX INFORMATION

For corporate shareholders in the Strategic Opportunities Fund, the percentage of dividend income distributed for the year ended June 30, 2014, which is designated as qualifying for the dividends received deduction, is 77.70%.

For shareholders in the Strategic Opportunities Fund, the percentage of dividend income distributed for the year ended June 30, 2014, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act 2003, is 77.70%.

THE OLSTEIN FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven individuals, five of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees:

Fred W. Lange	Trustee	Since	Private investor.	2	Wagner
4 Manhattanville Road		1995			College
Purchase, NY 10577
Age: 82

John Lohr	Trustee	Since	Owner, Howling	2	LAMCO
4 Manhattanville Road		1996	Wolf Enterprises LLC,		Advisory
Purchase, NY 10577			(financial educator)		Services
Age: 69			since 1986; General		(investment
			Counsel, LFG, Inc.		adviser);
			(provider of		Howling Wolf
			investment products),		Enterprises
			September 1995-		LLC
			October 2002 and		(publishing);
			President, Lockwood		Howling
			Financial Services		Wolf Capital
			(broker-dealer),		Partners LLC
			January 1996-		(private equity
			September 2002.		company).

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

D. Michael Murray	Trustee	Since	President, Murray,	2	The Eric Fund
4 Manhattanville Road		1996	Montgomery &		(charitable
Purchase, NY 10577			O’Donnell		organization);
Age: 74			(consultants),		Stuart Murray
			since 1968.		Group LLC
(government
relations).

Daniel G. Nelson	Trustee	2014	Retired. Previously,	2	None
4 Manhattanville Road			Managing Director,
Purchase, NY 10577			Morgan Stanley
Age: 69			Wealth Management
Research and Strategy
Group, Morgan
Stanley, June 2010-
January 2013;
Managing
Director, Smith
Barney Research
and Strategy Group,
Citi-Smith Barney,
June 1980-June 2010.

Lawrence K. Wein	Lead	Since	Private	2	eRooms
4 Manhattanville Road	Independent	1995	consultant for		Systems
Purchase, NY 10577	Trustee		telecommunications		Technologies
Age: 72			industry, since July		(ERMS. OB)
2001; Former Vice
President-Wholesale
Business Operations,
Concert
Communications
an ATT/BT Company,
April 2000-June 2001;
Former Executive
Manager, AT&T, Inc.,
for 35 years, retired
July 2001.

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School;
4 Manhattanville Road	Assistant		Management, L.P.,		American
Purchase, NY 10577	Treasurer		since 2000; Vice		Friends of the
Age: 47			President of Sales		National
			and Chief Operating		Museum
			Officer, Olstein		of the
			Capital Management,		Royal Navy;
			L.P., 1994-2000.		United States
Naval Service
Personnel
Educational
Assistance
Fund (non-
profits).

Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 73			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

THE OLSTEIN FUNDS

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years

Officers:

Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 45			since 2000; Vice
President and Chief
Financial Officer, Olstein
Capital Management, L.P.,
1994-2000.

James B. Kimmel	Chief	Since	Senior Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief Compliance
4 Manhattanville Road			Officer, Olstein Capital
Purchase, NY 10577			Management, L.P. since
Age: 52			2007; Vice President,
General Counsel and
Chief Compliance Officer
of Olstein Capital
Management, L.P.,
2004-2007. Previously,
Of Counsel at Stradley
Ronon Stevens &
Young LLP (law firm),
2001 to 2004; Vice
President and Assistant
Counsel in the Corporate
and Securities Group at
Summit Bancorp,
1996-2001;
Associate Attorney,
Investment Management
Practice at Morgan Lewis
& Bockius LLP from
1990 through 1996.

*
Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates and are considered to be “interested persons” of the Funds within the meaning of the Investment Company Act.

**	Each Trustee holds office for an indefinite term.
+	Erik K. Olstein is the nephew of Robert A. Olstein.

THE OLSTEIN FUNDS

PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?
What we do
How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.
How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Annual Report.

THE OLSTEIN FUNDS

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Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Daniel G. Nelson
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is submitted for the general
information of the shareholders of the
Funds. The report is not authorized for
distribution to prospective investors in the
Funds unless preceded or accompanied
by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange, John Lohr and Lawrence K. Wein are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 6/30/2014	FYE 6/30/2013
Audit Fees	$27,000	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre-approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X were as follows:
	FYE 6/30/2014	FYE 6/30/2013
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2014	FYE 6/30/2013
Registrant	$5,000	$5,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date     September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date     September 5, 2014

By (Signature and Title)                      /s/Michael Luper
Michael Luper, Treasurer

Date     September 5, 2014